UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant	☒
Filed by Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Material
☐	Soliciting Material Pursuant to Rule 14a-12

EAGLE POINT INCOME COMPANY INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Shareholder Name

Address 1

Address 2

Address 3

IMPORTANT NOTICE: YOUR VOTE IS NEEDED

March 5, 2026

Re: Eagle Point Income Company, Inc.

Dear Stockholder:

We have been trying to reach you by phone and mail regarding a Special Meeting of Stockholders for Eagle Point Income Company, Inc. Please call us as soon as possible to cast your vote, so your shares are represented at the upcoming Special Meeting.

We previously sent you materials regarding the Special Meeting. Please contact our proxy tabulator, EQ Fund Solutions, toll-free at (800) 290-6426 between 9:00 am and 10:00 pm ET (Monday through Friday) to cast your vote. When you call, please refer to the Investor ID in the table below.

INVESTOR PROFILE:

Investor ID:	XXXXXXXX	Security ID:	XXXXXXXX
Shares owned:	XXXXXXXXX	Household ID:	XXXXXXXX

No confidential information will be collected, and the call will only take a couple of minutes. Thank you for your investment with us. We look forward to your call and to completing this proxy campaign.

Sincerely,

Courtney Fandrick
Secretary

Eagle Point Income Company, Inc. | 600 Steamboat Road, Suite 202 | Greenwich, CT 06830